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                                                                    EXHIBIT 23-a






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To ADC Telecommunications, Inc.:

As independent public accountants, we hereby consent to the incorporation of our report dated December 16, 1994 included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-83584, 33-22654, 33-40356, 33-40357, 33-52635 and 33-52637.






                                                  ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
December 21, 1994